SCHEDULE A

TO THE ADVISORY AGREEMENT

JPMORGAN TRUST I

(Amended as of February 16, 2012)

Money Market Funds

Prior Name	Current Name	Advisory Fee as a percentage of average daily net assets
		Pre-February 18, 2005	Post-February 18, 2005
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	0.10	0.08
JPMorgan California Tax Free Money Market Fund	JPMorgan California Municipal Money Market Fund	0.10	0.08
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund	0.10	0.08
JPMorgan New York Tax Free Money Market Fund	JPMorgan New York Municipal Market Fund	0.10	0.08
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund	0.10	0.08
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund	0.10	0.08

Name	Advisory Fee as a percentage of average daily net assets
JPMorgan Current Yield Money Market Fund +	0.08

+	Initial term continues to October 31, 2011.

Equity Funds

Prior Name	Current Name	Advisory Fee as a percentage of average daily net assets
		Pre-February 18, 2005	Post-February 18, 2005
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund	0.25	0.25
JPMorgan Diversified Fund	JPMorgan Diversified Fund	0.55	0.55
JPMorgan Dynamic Small Cap Fund	JPMorgan Dynamic Small Cap Growth Fund (this name change effective 6/29/07)	0.65	0.65
JPMorgan Fleming Asia Equity Fund	JPMorgan Asia Equity Fund	1.00	1.00
JPMorgan Fleming Emerging Markets Equity Fund	JPMorgan Emerging Markets Equity Fund	1.00	1.00
JPMorgan Fleming International Equity Fund	JPMorgan International Equity Fund	1.00	0.80
JPMorgan Fleming International Opportunities Fund	JPMorgan International Opportunities Fund	0.60	0.60
JPMorgan Fleming International Small Cap Equity Fund	JPMorgan International Small Cap Equity Fund	1.00	1.00
JPMorgan Fleming International Value Fund	JPMorgan International Value Fund	0.60	0.60

Prior Name	Current Name	Advisory Fee as a percentage of average daily net assets
		Pre-February 18, 2005	Post-February 18, 2005
JPMorgan Fleming Intrepid European Fund	JPMorgan Intrepid European Fund	0.65	0.65
JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund	JPMorgan Intrepid International Fund (this name change effective 12/15/2005)	0.85	0.85
JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund	0.00	0.40
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund	0.65	0.65
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund	0.65	0.65
JPMorgan Intrepid Investor Fund and JPMorgan Intrepid Contrarian Fund	JPMorgan Intrepid Multi Cap Fund (this name change effective as of 4/10/06)	0.65	0.65
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund	0.65	0.65
JPMorgan Market Neutral Fund	JPMorgan Research Market Neutral Fund (this name change effective 2/28/10)	1.50	1.25
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund	0.65	0.65
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund	0.65	0.65
JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (this name change effective 12/10/10)	0.35	0.35
JPMorgan Trust Small Cap Equity Fund	JPMorgan Small Cap Core Fund	0.65	0.65
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund	0.40	0.40
JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund	0.60	0.60
JPMorgan Intrepid Long/Short Fund and JPMorgan Intrepid Plus Fund	JPMorgan U.S. Dynamic Plus Fund (this name change effective 5/3/10)	N/A	1.25
JPMorgan Global Focus Fund	JPMorgan Global Opportunities Fund (this name change effective 11/1/11)	N/A	0.60	**

*	Prior to March 18, 2005, JPMorgan Growth and Income Fund invested in the Growth and Income Portfolio master fund and did not pay advisory fees at the Fund level.
**	This fee was effective as of November 1, 2011.

Name	Advisory Fee as a percentage of average daily net assets
JPMorgan China Region Fund	1.25%
JPMorgan Strategic Preservation Fun	0.60%
JPMorgan India Fund	1.25%
JPMorgan Latin America Fund	1.00%
JPMorgan Russia Fund	1.25%
JPMorgan U.S. Large Cap Core Plus Fund	1.00%
JPMorgan Value Advantage Fund	0.65%
Highbridge Statistical Market Neutral Fund	1.75%

Name	Advisory Fee as a percentage of average daily net assets
JPMorgan International Realty Fund	0.90%
JPMorgan Value Discovery Fund	0.65%
JPMorgan Dynamic Growth Fund	0.60%
JPMorgan International Value SMA Fund	0.00%
JPMorgan U.S. Large Cap Value Plus Fund	1.00%
JPMorgan Emerging Economies Fund	1.00%
JPMorgan International Opportunities Plus Fund	1.15%
JPMorgan Access Balanced Fund+	1.00%
JPMorgan Access Growth Fund+	1.00%
JPMorgan U.S. Research Equity Plus Fund +	1.00%
JPMorgan Alternative Strategies Fund+	0.40%
JPMorgan Research Equity Long/Short Fund+	1.25%
JPMorgan Global Natural Resources Fund+	0.80%
JPMorgan Growth Long/Short Fund+	1.50%
JPMorgan Multi-Cap Long/Short Fund+	1.50%
JPMorgan Global Equity Income Fund ++	0.80%
JPMorgan Mid Cap Core Fund ++	0.65%
JPMorgan Equity Focus Fund ++	0.65%
JPMorgan Global Allocation Fund ++	0.60%
JPMorgan U.S. Large Cap Core Plus Fund II ++	1.00%
JPMorgan Asia Pacific Focus Fund +++	1.00%
JPMorgan Global Unconstrained Equity Fund +++	0.80%
JPMorgan International Unconstrained Equity Fund +++	0.80%
JPMorgan Total Emerging Markets Fund +++	1.00%
JPMorgan SmartAllocation Equity Fund+++ (effective upon the effectiveness of the Fund’s registration statement)	0.50%

+	Initial term continues until October 31, 2011.
++	Initial term continues until October 31, 2012.
+++	Initial term continues until October 31, 2013.

Fixed Income Funds

Prior Name	Current Name	Advisory Fee as a percentage of average daily net assets
		Pre-February 18, 2005	Post-February 18, 2005
JPMorgan California Bond Fund	JPMorgan California Tax Free Bond Fund	0.30	0.30
JPMorgan Fleming Emerging Markets Debt Fund	JPMorgan Emerging Markets Debt Fund	0.70	0.70
JPMorgan Intermediate Tax Free Income Fund	JPMorgan Intermediate Tax Free Bond Fund	0.30	0.30
JPMorgan New York Intermediate Tax Free Income Fund	JPMorgan New York Tax Free Bond Fund	0.30	0.30

Name	Advisory Fee as a percentage of average daily net assets
JPMorgan International Currency Income Fund	0.55%
JPMorgan Real Return Fund	0.35%
JPMorgan Tax Aware Real Return Fund	0.35%
JPMorgan Tax Aware Real Return SMA Fund	0.00%
JPMorgan Income Builder Fund	0.45%
JPMorgan Tax Aware High Income Fund	0.35%
JPMorgan Strategic Income Opportunities Fund	0.45%
JPMorgan Total Return Fund	0.30%
JPMorgan Inflation Managed Bond Fund +	0.35%
Highbridge Dynamic Commodities Strategy Fund +	1.00%
JPMorgan Managed Income Fund +	0.15%
JPMorgan Credit Opportunities Fund +	0.40%
JPMorgan Multi-Sector Income Fund +	0.45%
JPMorgan Diversified Real Return Fund ++	0.10%
JPMorgan Tax Aware Income Opportunities Fund ++	0.40%
JPMorgan Current Income Fund ++	0.15%
JPMorgan Floating Rate Income Fund ++	0.55%
JPMorgan Ex-G4 Currency Strategies Fund+++	0.55%
JPMorgan Emerging Markets Local Currency Debt Fund +++ (effective upon the effectiveness of the Fund’s registration statement)	0.80%
JPMorgan SmartAllocation Income Fund+++ (effective upon the effectiveness of the Fund’s registration statement)	0.30%

+	Initial term continues until October 31, 2011.
++	Initial term continues until October 31, 2012.
+++	Initial term continues until October 31, 2013.

JPMorgan SmartRetirement Funds

Name	Advisory Fee as a percentage of average daily net assets
JPMorgan SmartRetirement Income Fund	0.00%
JPMorgan SmartRetirement 2010 Fund	0.00%
JPMorgan SmartRetirement 2015 Fund	0.00%
JPMorgan SmartRetirement 2020 Fund	0.00%
JPMorgan SmartRetirement 2025 Fund	0.00%
JPMorgan SmartRetirement 2030 Fund	0.00%
JPMorgan SmartRetirement 2035 Fund	0.00%
JPMorgan SmartRetirement 2040 Fund	0.00%
JPMorgan SmartRetirement 2045 Fund	0.00%
JPMorgan SmartRetirement 2050 Fund	0.00%
JPMorgan SmartRetirement 2055 Fund+	0.00%
JPMorgan SmartRetirement Blend Income Fund+ (effective upon the effectiveness of the Fund’s registration statement)	0.30%
JPMorgan SmartRetirement Blend 2015 Fund+ (effective upon the effectiveness of the Fund’s registration statement)	0.30%
JPMorgan SmartRetirement Blend 2020 Fund+ (effective upon the effectiveness of the Fund’s registration statement)	0.30%

Name	Advisory Fee as a percentage of average daily net assets
JPMorgan SmartRetirement Blend 2025 Fund+ (effective upon the effectiveness of the Fund’s registration statement)	0.30%
JPMorgan SmartRetirement Blend 2030 Fund+ (effective upon the effectiveness of the Fund’s registration statement)	0.30%
JPMorgan SmartRetirement Blend 2035 Fund+ (effective upon the effectiveness of the Fund’s registration statement)	0.30%
JPMorgan SmartRetirement Blend 2040 Fund+ (effective upon the effectiveness of the Fund’s registration statement)	0.30%
JPMorgan SmartRetirement Blend 2045 Fund+ (effective upon the effectiveness of the Fund’s registration statement)	0.30%
JPMorgan SmartRetirement Blend 2050 Fund+ (effective upon the effectiveness of the Fund’s registration statement)	0.30%
JPMorgan SmartRetirement Blend 2055 Fund+ (effective upon the effectiveness of the Fund’s registration statement)	0.30%

+	Initial term continues until October 31, 2013.

*         *         *         *         *

JPMorgan Trust I

By:	/s/ Joy C. Dowd
Name:	Joy C. Dowd
Title:	Treasurer

J.P. Morgan Investment Management Inc.

By:	/s/ Patricia A. Maleski
Name:	Patricia A. Maleski
Title:	Managing Director